UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2024, Aptevo Therapeutics Inc. (the “Company”) held its 2024 Special Meeting of Stockholders (the “Special Meeting”), at which a quorum was present. Stockholders considered three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on October 3, 2024 (the “Proxy Statement”). The final voting results with respect to each of the proposals acted upon at the 2024 Special Meeting are set forth below.

Proposal 1: Approval of the stock issuance and warrant proposal

The issuance of more than 19.99% of the Company's outstanding Common Stock, issuable upon the exercise of Common Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of September 16, 2024, which includes an exercise price adjustment provision in the event of an issuance of common stock or common stock equivalent, an option to purchase common stock or common stock equivalent, change in price of common stock or common stock equivalent or other such event as described in the Common Warrants and to approve the amendment of certain existing warrants to include the same exercise price adjustment provisions and the repricing of such existing warrants pursuant to the Securities Purchase Agreement, was approved based on the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
593,301	412,901	5,355	2,268,029

Proposal 2: Approval of the Company's Amended and Restated Certificate of Incorporation

An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company common stock at a ratio in the range of 1-for-5 to 1-for-37, with such ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, was approved based on the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,795,519	1,479,494	4,573	0

Proposal 3: Authorization to adjourn the Special Meeting

The authorization to adjourn the Special Meeting to a later date, if necessary or appropriate, was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,017,270	1,253,171	9,145	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	October 25, 2024	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer